                                                                    Exhibit 10.2

                  ADDENDUM TO THE EMPLOYMENT AGREEMENT BETWEEN

                    SUN COMMUNITY BANCORP LIMITED, EMPLOYER
                                      AND
                            JOSEPH D. REID, EMPLOYEE

Whereas the Employee and the Employer entered into an Employment Agreement; and, whereas the parties desire to amend the Employment Agreement; and, whereas the amendment was approved and adopted by the Board of Directors of Sun Community Bancorp Limited at its meeting of November 20, 1998.

THEREFORE, Employee is hereby granted stock options equal to 5% of the outstanding shares of Sun Community Bancorp Limited and options equal to 5% of all shares of common stock issued by Sun Community Bancorp Limited in the future. Options issued pursuant to this Addendum shall conform to the Sun Community Limited Stock Option Plan which was adopted by the Board of Directors of Sun Community Bancorp Limited on November 20, 1998.

The Employee, by affixing his signature to this document, agrees to the amendment set forth herein.


 /s/ Richard N. Flynn                             Date:  11-24-98
------------------------------------------------       -------------------------
Richard N. Flynn
Secretary to the Board of Directors
Sun Community Bancorp Limited


 /s/ Joseph D. Reid                               Date:  11-23-98
------------------------------------------------       -------------------------
Joseph D. Reid
Employee